Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tully’s Coffee Corporation (the “Company”) on Form 10-Q for the quarterly period ended December 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Anthony J. Gioia, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Anthony J. Gioia

Anthony J. Gioia
President and Chief Executive Officer
February 11, 2004